Exhibit 99.2

Table 7: SHURGARD STORAGE CENTERS, INC.

SPLIT OF FFO BETWEEN SHURGARD EUROPE AND SHURGARD U.S. (unaudited)

Split of FFO between Shurgard Europe and Shurgard U.S. for the three and six months ended June 30, 2006

(in thousands)

For the three months ended June 30, 2006	Shurgard Europe 20% owned joint ventures (2)	European subsidiaries (Excluding joint ventures) (2)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
Net (loss) income	$(1,250)	$1,726	$11,564	$12,040
Depreciation and amortization (1)	530	6,095	15,317	21,942
Loss on sales of operating properties	—	—	(10)	(10)
Cumulative effect of change in accounting principle	—	—	—	—

FFO	$(720)	$7,821	$26,871	$33,972

(in thousands)

For the six months ended June 30, 2006	Shurgard Europe 20% owned joint ventures (2)	European subsidiaries (Excluding joint ventures) (2)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
Net (loss) income	$(2,480)	$1,130	$18,449	$17,099
Depreciation and amortization (1)	910	11,822	31,482	44,214
Loss on sales of operating properties	—	—	71	71
Cumulative effect of change in accounting principle	—	200	—	200

FFO	$(1,570)	$13,152	$50,002	$61,584

(1)	Excludes depreciation related to non-real estate assets and minority interests in depreciation and amortization and includes depreciation and amortization of discontinued operations.

(2)	Balances are presented net of minority interests.

Foreign Exchange and Derivative Gains (Losses) included in FFO presented above

(in thousands)

For the three months ended June 30, 2006	Shurgard Europe 20% owned joint ventures	European subsidiaries (Excluding joint ventures)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
Gain (loss) on derivatives	$579	$780	$(941)	$418
Foreign exchange (loss) gain	35	324	19	378
Minority interest	(491)	—	—	(491)

Net amount included in FFO	$123	$1,104	$(922)	$305

(in thousands)

For the six months ended June 30, 2006	Shurgard Europe 20% owned joint ventures (2)	European subsidiaries (Excluding joint ventures)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
Gain (loss) on derivatives	$1,096	$1,549	$(1,536)	$1,109
Foreign exchange gain (loss)	12	446	45	503
Minority interest	(886)	—	—	(886)

Net amount included in FFO	$222	$1,995	$(1,491)	$726

Table 8: SHURGARD STORAGE CENTERS, INC.

EARNINGS PER SHARE (unaudited)

Earnings Per Share for the three and six months ended June 30, 2006 and 2005

	For the three months ended June 30,		For the six months ended June 30,
(in thousands except share data)	2006	2005	2006	2005
Results of operations - Numerator
Income (loss) from continuing operations	$12,114	$(865)	$17,305	$(2,196)
Preferred dividends and other	(3,035)	(3,039)	(6,072)	(6,080)

Income (loss) from continuing operations available to common shareholders	9,079	(3,904)	11,233	(8,276)
Discontinued operations	(74)	172	(6)	6,759
Cumulative effect of change in accounting principle	—	—	(200)	—

Net income (loss) available to common shareholders	$9,005	$(3,732)	$11,027	$(1,517)

Weighted average share amounts - Denominator
Basic weighted average shares outstanding	47,220	46,600	47,089	46,557
Effect of dilutive stock based awards	1,059	—	1,143	—

Diluted weighted average shares outstanding	48,279	46,600	48,232	46,557

Basic per share amounts
Income (loss) from continuing operations available to common shareholders	$0.19	$(0.08)	$0.23	$(0.18)
Discontinued operations	—	—	—	0.15
Cumulative effect of change in accounting principle	—	—	—	—

Net income (loss) available to common shareholders	$0.19	$(0.08)	$0.23	$(0.03)

Diluted per share amounts
Income (loss) from continuing operations available to common shareholders	$0.19	$(0.08)	$0.23	$(0.18)
Discontinued operations	—	—	—	0.15
Cumulative effect of change in accounting principle	—	—	—	—

Net income (loss) available to common shareholders	$0.19	$(0.08)	$0.23	$(0.03)

Table 9: SHURGARD STORAGE CENTERS, INC.

SEGMENT KEY INVESTMENT AND OPERATING DATA (unaudited)

Segment key investing and operating data for the three months ended June 30, 2006

Three months ended June 30, 2006	Domestic		Europe (5)		Total
(dollars in thousands except average rent)	Amount	% of total	Amount	% of total	Amount	% of total
Same Store (1)
Number of Storage Centers	462	95%	123	77%	585	90%
Segment Revenues	$91,242	96%	$34,832	87%	$126,074	93%
NOI after indirect and leasehold expense	$55,858	97%	$17,034	104%	$72,892	98%
Avg. annual rent per sq. ft. (3)	$12.96		$23.04
Avg. sq. ft. occupancy	85%		82%
Total Storage Center Costs (4)	$1,920,495	94%	$1,061,271	81%	$2,981,766	89%
New Store (2)
Number of Storage Centers	26	5%	37	23%	63	10%
Segment Revenues	$3,994	4%	$5,097	13%	$9,091	7%
NOI after indirect and leasehold expense	$1,982	3%	$(722)	(4%)	$1,260	2%
Avg. sq. ft. occupancy	74%		50%
Total Storage Center Costs (4)	$132,289	6%	$243,203	19%	$375,492	11%
Combined New and Same Stores
Number of Storage Centers	488	100%	160	100%	648	100%
Segment Revenues	$95,236	100%	$39,929	100%	$135,165	100%
NOI after indirect and leasehold expense	$57,840	100%	$16,312	100%	$74,152	100%
Total Storage Center Costs (4)	$2,052,784	100%	$1,304,474	100%	$3,357,258	100%

(1)	Our definition of Same Store includes existing storage centers acquired prior to January 1 of the previous year as well as developed properties that have been operating for a full two years as of January 1 of the current year. Our definition of Same Store results in the addition of storage centers each year as new acquisitions and developments meet the criteria for inclusion, so we then include these storage centers in the previous year’s comparable data. Other storage companies may define Same Store differently, which will affect the comparability of the data.

(2)	Our definition of New Store, as shown in the table above, includes existing domestic facilities that had not been acquired or leased as of January 1 of the previous year as well as developed properties that have not been operating a full two years as of January 1 of the current year.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

(4)	Total costs capitalized to storage centers.

(5)	We acquired ten new European stores in the first quarter of 2006, although one is being held for immediate resale and is not included in this table. The remaining nine had a cost of $45.8 million.

Table 10: SHURGARD STORAGE CENTERS, INC.

SEGMENT KEY OPERATING DATA (unaudited)

Segment key operating data for the three months ended June 30, 2005

Three months ended June 30, 2005 (1)	Domestic		Europe (5)		Total
(dollars in thousands except average rent)	Amount	% of total	Amount	% of total	Amount	% of total
Same Store (2)
Number of Storage Centers	462	96%	123	88%	585	94%
Segment Revenues	$85,615	98%	$29,646	97%	$115,261	98%
NOI after indirect and leasehold expense	$51,217	99%	$10,670	115%	$61,887	101%
Avg. annual rent per sq. ft. (4)	$12.07		$22.02
Avg. sq. ft. occupancy	85%		73%
New Store (3)
Number of Storage Centers	19	4%	16	12%	35	6%
Segment Revenues	$1,589	2%	$1,027	3%	$2,616	2%
NOI after indirect and leasehold expense	$560	1%	$(1,370)	(15%)	$(810)	(1%)
Avg. sq. ft. occupancy	74%		14%
Combined New and Same Stores
Number of Storage Centers	481	100%	139	100%	620	100%
Segment Revenues	$87,204	100%	$30,673	100%	$117,877	100%
NOI after indirect and leasehold expense	$51,777	100%	$9,300	100%	$61,077	100%

(1)	We used the 2006 definition of same store.

(2)	Our definition of Same Store includes existing storage centers acquired prior to January 1 of the previous year as well as developed properties that have been operating for a full two years as of January 1 of the current year. Our definition of Same Store results in the addition of storage centers each year as new acquisitions and developments meet the criteria for inclusion, so we then include these storage centers in the previous year’s comparable data. Other storage companies may define Same Store differently, which will affect the comparability of the data.

(3)	Our definition of New Store, as shown in the table above, includes existing domestic facilities that had not been acquired or leased as of January 1 of the previous year as well as developed properties that have not been operating a full two years as of January 1 of the current year.

(4)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

(5)	Amounts have been translated from local currencies to U.S. dollars at constant exchange rate using the average exchange rate of the three months ended June 30, 2006.

Table 11: SHURGARD STORAGE CENTERS, INC.

SUMMARY OF OPERATING SELF-STORAGE PROPERTIES (unaudited)

Summary of Operating Self-Storage Properties as of June 30, 2006

	Domestic		European		Total
	Number of Properties	Net Rentable Square Feet	Number of Properties (1)	Net Rentable Square Feet	Number of Properties	Net Rentable Square Feet
100% owned or leased	387	25,002,000	103	5,575,000	490	30,577,000
Partially owned or leased, consolidated	101	7,114,000	58	2,864,000	159	9,978,000
Fee managed	13	718,000	—	—	13	718,000

	501	32,834,000	161	8,439,000	662	41,273,000

(1)	Includes one storage center held for sale.

Table 12: SHURGARD STORAGE CENTERS, INC.

DOMESTIC YEAR TO DATE SAME STORE RESULTS (unaudited)

Domestic Same Store Results for the three and six months ended

June 30, 2006 and 2005 (1)

	Three months ended June 30,			Six months ended June 30,
(dollars in thousands except average rent)	2006	2005	% Change	2006	2005	% Change
Segment revenue	$91,242	$85,615	6.6%	$178,825	$166,756	7.2%
Operating expense:
Personnel expenses	9,641	9,211	4.7%	19,344	18,420	5.0%
Real estate taxes	8,487	7,854	8.1%	17,022	15,890	7.1%
Repairs and maintenance	2,606	2,604.1%		5,353	5,197	3.0%
Marketing expense	1,987	2,502	(20.6%)	3,856	4,618	(16.5%)
Utilities and phone expenses	3,207	2,608	23.0%	6,958	5,737	21.3%
Cost of goods sold	1,097	1,264	(13.2%)	2,155	2,137.8%
Store admin and other expenses	2,871	2,600	10.4%	5,815	5,965	(2.5%)

Direct operating and real estate tax expense	29,896	28,643	4.4%	60,503	57,964	4.4%

NOI	61,346	56,972	7.7%	118,322	108,792	8.8%
Leasehold expense	1,053	1,029	2.3%	2,055	2,158	(4.8%)

NOI after leasehold expense	60,293	55,943	7.8%	116,267	106,634	9.0%
Indirect operating expense (2)	4,435	4,726	(6.2%)	9,184	9,157.3%

NOI after indirect operating and leasehold expense	$55,858	$51,217	9.1%	$107,083	$97,477	9.9%

Avg. annual rent per sq.ft. (3)	$12.96	$12.07	7.4%	$12.81	$11.98	6.9%
Avg. sq.ft. occupancy	85%	85%		85%	84%
Total net rentable sq.ft.	30,413,000	30,413,000		30,413,000	30,413,000
Number of properties as of June 30th	462	462		462	462

(1)	Table includes the total operating results of each storage center regardless of our percentage ownership interest in that storage center.

(2)	Indirect operating expense includes certain shared property costs such as district and corporate management, purchasing, national contracts personnel and marketing, as well as certain overhead costs allocated to property operations such as business information technology, legal services, human resources and accounting. Does not include containerized storage operations, internal real estate acquisition cost or abandoned development expense. Indirect operating expense is allocated to storage centers based on number of months in operation during the period.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

Table 13: SHURGARD STORAGE CENTERS, INC.

EUROPE YEAR TO DATE SAME STORE RESULTS (in U.S. dollars) (unaudited)

Europe Same Store Results for the three and six months ended June 30, 2006 and 2005 (1)

	Three months ended June 30,			Six months ended June 30,
(dollars in thousands except average rent)	2006	2005	% Change	2006	2005	% Change
Segment revenue	$34,832	$29,646	17.5%	$66,955	$56,780	17.9%
Operating expense:
Personnel expenses	4,754	4,592	3.5%	9,392	8,709	7.8%
Real estate taxes	1,556	1,478	5.3%	3,092	2,863	8.0%
Repairs and maintenance	1,031	1,051	(1.9%)	2,026	2,125	(4.7%)
Marketing expense	1,845	2,439	(24.4%)	4,126	5,339	(22.7%)
Utilities and phone expenses	973	912	6.7%	2,014	1,953	3.1%
Cost of goods sold	1,253	1,106	13.3%	2,322	2,058	12.8%
Store admin and other expenses	2,586	2,485	4.1%	4,949	4,909.8%

Direct operating and real estate tax expense	13,998	14,063	(.5%)	27,921	27,956	(.1%)

NOI	20,834	15,583	33.7%	39,034	28,824	35.4%
Leasehold expense	685	572	19.8%	1,339	1,120	19.6%

NOI after leasehold expense	20,149	15,011	34.2%	37,695	27,704	36.1%
Indirect operating expense (2)	3,115	4,341	(28.2%)	5,739	8,463	(32.2%)

NOI after indirect operating and leasehold expense	$17,034	$10,670	59.6%	$31,956	$19,241	66.1%

Avg. annual rent per sq. ft. (3)	$23.04	$22.02	4.6%	$22.47	$21.91	2.6%
Avg. sq. ft. occupancy	82%	73%	12.3%	81%	70%	15.7%
Total net rentable sq. ft.	6,652,000	6,656,000		6,652,000	6,656,000
Number of properties as of June 30th	123	123		123	123

(1)	Amounts for both years have been translated from local currencies to U.S. dollars at a constant exchange rate of 1.26.

(2)	Indirect operating expense includes certain shared property costs such as district and regional management, national contracts personnel and marketing, as well as certain overhead costs allocated to property operations such as business information technology, human resources and accounting. It does not include internal real estate acquisition cost or abandoned development expense. Indirect operating expense is allocated to storage centers based on number of months in operation during the period.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

Table 14: SHURGARD STORAGE CENTERS, INC.

DOMESTIC QUARTER TO DATE SAME STORE VINTAGE TABLE (unaudited)

Domestic Same Store Vintage Analysis for the three months ended June 30, 2006 and 2005

	(in millions)							(in thousands)		(in thousands)
	Number of Properties	Total Storage Center Cost (1)	Total Net Rentable square feet			Average Annual Rent (per sq. ft) (2)		SegmentRevenue		NOI
				Average Occupancy						(after leasehold expense)
				Three monts ended		Three monts ended		Three monts ended		Three monts ended
				6/30/2006	6/30/2005	6/30/2006	6/30/2005	6/30/2006	6/30/2005	6/30/2006	6/30/2005
Same Store since 2006	21	$130.1	1,343,000	82%	76%	$14.62	$13.17	$4,362	$3,549	$2,510	$1,859
Same Store since 2005	34	181.6	2,324,000	84%	83%	13.26	12.50	7,002	6,515	4,109	3,682
Same Store since 2004 or prior	407	1,608.8	26,746,000	85%	86%	12.85	11.99	79,878	75,551	53,674	50,402

Same Store total	462	$1,920.5	30,413,000	85%	85%	$12.96	$12.07	$91,242	$85,615	$60,293	$55,943

(1)	Total capitalized costs to storage centers since the store was acquired or developed.

(2)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

Table 15: SHURGARD STORAGE CENTERS, INC.

EUROPEAN DEVELOPMENT & ACQUISITONS (in U.S. dollars) (unaudited)

European Development & Acquisition Performance Vintage Analysis for the three months ended June 30, 2006 and 2005

											(in thousands)
		(in millions)					Average Annual Rent		(in thousands)		NOI (3)
	Number of Prop- erties	Storage Center Cost		Total Net Rentable sq. ft.	Average Occupancy		(per sq. ft) (3) (4)		Revenue (3)		(after leasehold expense)
		Devel- opment Cost (1)	Total Cost (2)		For the three months ended June 30,		For the three months ended June 30,		For the three months ended June 30,		For the three months ended June 30,
					2006	2005	2006	2005	2006	2005	2006	2005
New store:
Opened in 2006
France (acquisitions)	9	$48.7	$48.7	384,000	73.9%	—	$21.35	$—	$1,756	$—	$394	$—
Sweden	2	7.3	7.3	71,000	13.7%	—	8.44	—	36	—	(235)	—
United Kingdom	0	—	—	—	—	—	—	—	—	—	(20)	—

Total opened in 2006	11	$56.0	$56.0	455,000	64.5%	—	$20.93	$—	$1,792	$—	$139	$—

Opened in 2005
Belgium	1	$6.8	$6.8	55,000	26.9%	—	$13.23	$—	$55	$—	$(56)	$—
Netherlands	3	12.8	12.8	143,000	41.1%	—	19.09	—	302	—	(128)	—
Germany	2	12.4	12.5	92,000	28.0%	1.0%	15.28	0.80	116	—	(53)	(156)
France	5	41.2	41.4	291,000	29.9%	0.7%	19.12	0.81	491	1	(132)	(45)
Denmark	1	7.8	7.8	50,000	50.2%	9.7%	19.46	10.26	150	21	9	(119)
United Kingdom	2	21.3	21.5	80,000	40.5%	2.7%	37.34	14.19	351	10	47	(120)

Total opened in 2005	14	$102.3	$102.8	711,000	34.3%	1.4%	$20.81	$8.44	$1,465	$32	$(313)	$(440)

Developed in 2004
Germany	4	$26.9	$27.1	196,000	60.6%	31.5%	$16.71	$17.20	$534	$290	$144	$(65)
France	4	25.4	25.7	219,000	47.3%	29.7%	19.63	19.70	586	289	106	(100)
Denmark	2	14.8	15.0	99,000	78.6%	48.9%	20.93	20.27	459	299	210	53
United Kingdom	2	16.5	16.6	49,000	48.5%	10.6%	38.33	42.06	261	117	19	(108)

Total developed in 2004	12	$83.6	$84.4	563,000	57.5%	30.9%	$20.26	$20.12	$1,840	$995	$479	$(220)

New Store Total	37	$241.9	$243.2	1,729,000	49.8%	14.3%	$20.64	$19.49	$5,097	$1,027	$305	$(660)

Same store:
Acquired in 2004
United Kingdom	1	$15.2	$15.5	38,000	84.2%	78.9%	$56.57	$48.19	$470	$371	$304	$248

Total acquired in 2004	1	$15.2	$15.5	38,000	84.2%	78.9%	$56.57	$48.19	$470	$371	$304	$248

Opened in 2003
Belgium	1	$3.5	$4.8	45,000	85.0%	73.2%	$16.37	$14.83	$174	$134	$41	$53
Netherlands	7	39.9	42.4	351,000	78.6%	55.3%	20.49	19.49	1,499	1,000	792	115
Germany	5	35.3	35.6	262,000	65.5%	48.7%	14.19	14.46	659	505	253	29
France	7	43.9	47.5	378,000	72.9%	51.4%	19.60	20.78	1,537	1,148	743	366
Sweden	2	11.7	14.6	93,000	89.1%	62.6%	19.17	18.35	450	319	216	92
Denmark	1	7.9	10.5	50,000	95.6%	97.4%	27.93	22.56	370	298	238	147
United Kingdom	3	32.7	41.9	151,000	79.3%	55.4%	37.59	39.58	1,226	921	718	402

Total opened in 2003	26	$174.9	$197.3	1,330,000	76.1%	55.5%	$21.29	$21.12	$5,915	$4,325	$3,001	$1,204

Opened in 2002 and before
Belgium	17	$79.3	$115.4	995,000	79.0%	76.3%	$16.22	$15.95	$3,561	$3,326	$2,064	$1,984
Netherlands	22	118.6	172.2	1,173,000	80.7%	71.3%	21.32	20.31	5,390	4,525	3,201	2,136
France	23	135.9	199.1	1,233,000	85.3%	82.7%	24.99	23.97	7,486	6,923	4,238	3,857
Sweden	20	112.5	169.9	1,130,000	88.8%	78.9%	22.16	20.75	6,283	5,149	3,852	2,739
Denmark	4	28.5	40.4	211,000	90.8%	86.5%	23.61	21.99	1,253	1,110	763	584
United Kingdom	10	101.9	151.5	542,000	79.6%	76.1%	37.90	34.46	4,474	3,917	2,726	2,259

Total opened before 2003	96	$576.7	$848.5	5,284,000	83.5%	77.6%	$23.20	$21.99	$28,447	$24,950	$16,844	$13,559

Same Store Total	123	$766.8	$1,061.3	6,652,000	82.0%	73.2%	$23.04	$22.02	$34,832	$29,646	$20,149	$15,011

(1)	The total development cost of these projects is reported in U.S. dollars translated at the June 30, 2006 exchange rate of $1.25 to the euro. The operating results (see note (2) below) are reported at the average exchange rate for the three months ended June 30, 2006 which was $1.26 to the euro. As these exchange rates are different we believe it does not allow for an accurate measure of property investment yield. We believe the application of a constant exchange rate to both the property cost and operating results would provide a more meaningful measure of investment yield.

(2)	The total cost of the storage centers includes additional costs of approximately $295.8 million we paid to acquire additional interests in Shurgard Europe in 2003 through 2005. The amounts have been translated at the June 30, 2006 exchange rate.

(3)	The amounts have been translated from local currencies at a constant exchange rate using the average exchange rate for the second quarter of 2006.

(4)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period. On the year of opening the average annual rent is lower as the store had not been opened a full year.

Table 16: SHURGARD STORAGE CENTERS, INC.

EUROPEAN DEVELOPMENT (in Euros) (unaudited)

European Development Performance Vintage Analysis for the three months ended June 30, 2006 and 2005

											(in thousands)
		(in millions)		Total Net Rentable sq. ft.			Average Annual Rent (per sq. ft) (3) (4)		(in thousands)		NOI (3) (after leasehold expense)
		Storage Center Cost			Average Occupancy				Revenue (3)
	Number of Prop- erties	Devel- opment Cost (1)	Total Cost (2)		For the three months ended June 30,		For the three months ended June 30,		For the three months ended June 30,		For the three months ended June 30,
					2006	2005	2006	2005	2006	2005	2006	2005
New store:
Opened in 2006
France (acquisitions)	9	€38.8	€38.8	384,000	73.9%	—	€17.00	€—	€1,399	€—	€314	€—
Sweden	2	5.8	5.8	71,000	13.7%	—	6.72	—	29	—	(187)	—
United Kingdom	0	—	—	—	—	—	—	—	—	—	(16)	—

Total opened in 2006	11	€44.6	€44.6	455,000	64.5%	—	€16.67	€—	€1,428	€—	€111	€—

Opened in 2005
Belgium	1	€5.4	€5.4	55,000	26.9%	—	€10.54	€—	€44	€—	€(45)	€—
Netherlands	3	10.2	10.2	143,000	41.1%	—	15.20	—	241	—	(102)	—
Germany	2	9.9	10.0	92,000	28.0%	1.0%	12.17	0.64	92	—	(42)	(124)
France	5	32.8	33.0	291,000	29.9%	0.7%	15.23	0.65	391	1	(105)	(36)
Denmark	1	6.2	6.2	50,000	50.2%	9.7%	15.50	8.17	119	17	7	(95)
United Kingdom	2	17.0	17.1	80,000	40.5%	2.7%	29.74	11.30	280	8	37	(96)

Total opened in 2005	14	€81.5	€81.9	711,000	34.3%	1.4%	€16.57	€6.72	€1,167	€26	€(250)	€(351)

Developed in 2004
Germany	4	€21.4	€21.6	196,000	60.6%	31.5%	€13.31	€13.70	€425	€231	€115	€(52)
France	4	20.2	20.5	219,000	47.3%	29.7%	15.63	15.69	467	230	84	(80)
Denmark	2	11.8	12.0	99,000	78.6%	48.9%	16.67	16.14	366	238	167	42
United Kingdom	2	13.1	13.2	49,000	48.5%	10.6%	30.53	33.50	208	93	15	(86)

Total developed in 2004	12	€66.5	€67.3	563,000	57.5%	30.9%	€16.14	€16.03	€1,466	€792	€381	€(176)

New Store Total	37	€192.6	€193.8	1,729,000	49.8%	14.3%	€16.44	€15.52	€4,061	€818	€242	€(527)

Same store:
Acquired in 2004
United Kingdom	1	€12.1	€12.4	38,000	84.2%	78.9%	€45.06	€38.38	€374	€295	€242	€198

Total acquired in 2004	1	€12.1	€12.4	38,000	84.2%	78.9%	€45.06	€38.38	€374	€295	€242	€198

Opened in 2003
Belgium	1	$2.8	$3.8	45,000	85.0%	73.2%	€13.04	€11.81	€139	€107	€33	€42
Netherlands	7	31.8	33.8	351,000	78.6%	55.3%	16.32	15.52	1,194	796	631	92
Germany	5	28.1	28.4	262,000	65.5%	48.7%	11.30	11.52	525	402	202	23
France	7	35.0	37.9	378,000	72.9%	51.4%	15.61	16.55	1,224	914	592	292
Sweden	2	9.3	11.6	93,000	89.1%	62.6%	15.27	14.62	358	254	172	73
Denmark	1	6.3	8.4	50,000	95.6%	97.4%	22.25	17.97	295	237	190	117
United Kingdom	3	26.1	33.4	151,000	79.3%	55.4%	29.94	31.52	976	734	572	320

Total opened in 2003	26	€139.4	€157.3	1,330,000	76.1%	55.5%	€16.96	€16.82	€4,711	€3,444	€2,392	€959

Opened in 2002 and before
Belgium	17	$63.2	$92.0	995,000	79.0%	76.3%	€12.92	€12.70	€2,836	€2,649	€1,644	€1,580
Netherlands	22	94.5	137.2	1,173,000	80.7%	71.3%	16.98	16.18	4,293	3,604	2,550	1,701
France	23	108.3	158.7	1,233,000	85.3%	82.7%	19.90	19.09	5,964	5,516	3,373	3,073
Sweden	20	89.7	135.4	1,130,000	88.8%	78.9%	17.65	16.53	5,004	4,101	3,068	2,182
Denmark	4	22.7	32.2	211,000	90.8%	86.5%	18.80	17.51	998	884	608	465
United Kingdom	10	81.2	120.7	542,000	79.6%	76.1%	30.19	27.45	3,563	3,120	2,171	1,799

Total opened before 2003	96	€459.6	€676.2	5,284,000	83.5%	77.6%	€18.48	€17.51	€22,658	€19,874	€13,414	€10,800

Same Store Total	123	€611.1	€845.9	6,652,000	82.0%	73.2%	€18.35	€17.54	€27,743	€23,613	€16,048	€11,957

(1)	The total development cost of these projects is reported in Euros translated at the June 30, 2006 exchange rate. The operating results (see note (3) below) are reported at the average exchange rate for the three months ended June 30, 2006. As these exchange rates are different we believe it does not allow for an accurate measure of property investment yield. We believe the application of a constant exchange rate to both the property cost and operating results would provide a more meaningful measure of investment yield.

(2)	The total cost of the storage centers includes additional costs of approximately € 236.0 million we paid to acquire additional interests in Shurgard Europe in 2003 through 2005.

(3)	The amounts have been translated from non-Euro currencies at a constant exchange rate using the average exchange rate for the second quarter of 2006.

(4)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period. On the year of opening the average annual rent is lower as the store had not been opened a full year.

Table 17: SHURGARD STORAGE CENTERS, INC.

FOREIGN EXCHANGE TRANSLATION (unaudited)

Foreign exchange translation for the three months ended June 30, 2006 and 2005

With the growth in the Company’s foreign operations, foreign currency translation has a greater impact on the quarterly reporting of our financial results. Foreign currency translation could cause volatility in the reported financial results of the Company and otherwise limit the comparability of operating results and financial position from one period over another. Specifically, generally accepted accounting principles (“GAAP”) prescribe specific foreign currency translation standards.

For example, assets and liabilities are translated at the exchange rate in effect at the end of the applicable period. Revenue, expenses, and other components of the income statement and statement of cash flows are shown at the average exchange rate during the applicable period.

Revenues and total expenses for Shurgard Europe decreased $230,000 and $210,000, respectively, in the second quarter of 2006 over the second quarter of 2005 , as a result of exchange rate variances with the Euro and other European currencies. Revenues and total expenses for Shurgard Europe decreased $2.8 million and $3.0 million, respectively, in the first half of 2006 over the first half of 2005, as a result of exchange rate variances.

Total assets and total liabilities increased approximately $58.2 million and $45.9 million, respectively, from December 31, 2005 to June 30, 2006, as a result of exchange rate variances.

The following exchange rates were used for the reported periods:

Closing Rate
June 30, 2006	1.25
December 31, 2005	1.18

	Three months ended June 30,		Three months ended March 31,
	2006	2005	2006	2005
Average rate	1.26	1.26	1.20	1.31

Six months ended June 30,
2006	2005
1.23	1.29

Table 18: SHURGARD STORAGE CENTERS, INC.

STORE ASSET VALUES AND OPERATING INFORMATION SCHEDULE (unaudited)

Store asset values and operating information schedule for the three months ended June 30, 2006

(in thousands except for number of properties)	No. of Properties	Ownership interest (4)	Net Rentable Square Feet	Occupancy (Q2 Avg)	Gross Book Value (5)	Applicable debt (6)	Q2 Segment Revenue	Q2 NOI (7)	Q2 Leasehold Expense
Same Store
Domestic wholly owned or leased	371	100%	23,917	84.4%	$1,521,869	$51,452	$73,323	$48,603	$1,018
Domestic consolidated joint ventures (1)	91	79%	6,496	85.0%	398,626	122,148	17,919	12,743	36
European wholly owned or leased	102	100%	5,570	83.0%	917,400	414,120	30,453	18,627	607
European consolidated joint ventures (1)	21	20%	1,082	75.0%	143,871	17,849	4,379	2,207	78

Total Same Store	585		37,065	84.0%	$2,981,766	$605,569	$126,074	$82,180	$1,739

New Store
Domestic wholly owned or leased developments	8	100%	455	61.1%	$40,422	$—	$1,291	$687	$168
Domestic joint ventures developments (1)	8	80%	497	65.3%	47,308	—	1,010	484	7
Domestic acquisitions (2)	10	97%	751	85.0%	44,559	30,239	1,693	1,218	—
European wholly owned or leased	1	100%	5	99.0%	5,993	—	86	28	—
European 20% development ventures developments (3)	27	20%	1,340	43.0%	188,506	24,116	3,255	(3)	25
European acquisition (2)	9	20%	384	74.0%	48,704	5,542	1,756	699	394

Total New Store	63		3,432	61.2%	$375,492	$59,897	$9,091	$3,113	$594

TOTALS	648		40,497	82.1%	$3,357,258	$665,466	$135,165	$85,293	$2,333

1	Includes properties in which we own an interest less than 100% but that are consolidated in our financial statements. The store information and results reflected the full 100% amounts.

2	Includes all stores acquired in 2006 and 2005.

3	Includes properties developed under First Shurgard and Second Shurgard in which we hold a 20% interest.

4	Represents ownership interest in Net Operating Income (NOI) as of June 30, 2006.

5	The actual completed cost of these projects are reported in U.S. dollars translated at the June 30, 2006 exchange rate of $1.25 to the Euro. Operating results are reported at the average exchange rate for the three months ended June 30, 2006 which was $1.26 to the Euro. As these exchange rates are different we believe it does not allow for an accurate measure of property investment yield. However, we believe the application of a constant exchange rate to both the property cost and operating results may provide a more meaningful measure of investment yield.

6	Applicable debt represents debt secured by asset pool at their ownership percentage.

7	Represents NOI after Direct Expenses. The indirect expenses not included in NOI for Domestic Same Store, European Same store, Domestic New Store and Europe New Store are the following (in thousands except indirect expense per revenue dollar):

	Q2 indirect expense		Q2 segment revenue		Indirect expense per revenue dollar
	Domestic	Europe	Domestic	Europe	Domestic	Europe
Same Store	$4,435	$3,115	$91,242	$34,832	$0.05	$0.09
New Store	$231	$1,027	$3,994	$5,097	$0.06	$0.20